Summary Prospectus FlexSharesSM iBoxx 5-Year Target Duration TIPS Index Fund

March 1, 2012	Ticker: TDTF	Stock Exchange: NYSE Arca

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated March 1, 2012, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.23%
Expense Reimbursement(2)	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.20%

(1)

Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated for the current fiscal year because the Fund’s financial statements for the fiscal year ended October 31, 2011 reported operating results for less than six months.

(2)

NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2013. After this date, NTI and the Fund may mutually agree to extend the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$20
3 Years	$71

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the period from commencement of operations on September 19, 2011 through October 31, 2011, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration, as defined by the Underlying Index, of approximately five years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least three years but not more than twenty years from an index rebalancing date. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS’ principal and interest payments are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers, or CPI-U) and the payments are supported by the full faith and credit of the United States. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to

www.flexshares.com

FlexSharesSM iBoxx 5-Year Target Duration TIPS Index Fund	Page 2

minimize portfolio turnover and tax inefficiencies. As of January 31, 2012, there were 15 TIPS issues in the Underlying Index. The Underlying Index is both capitalization weighted and securities-modified adjusted duration weighted, and its composition is rebalanced monthly. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments, including the daily re-investment of cash flows.

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.

The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, options and swaps as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.

The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.

Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Income Risk is the risk that the Fund’s income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.

Inflation Protected Security Risk is the risk that the value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising real interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.

Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

www.flexshares.com

FlexSharesSM iBoxx 5-Year Target Duration TIPS Index Fund	Page 3

Market Trading Risks are the risks that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

New Fund Risks are the risks that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.

Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.

Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error risk to a greater extent than a fund that seeks to replicate an index.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

Fund Performance

Because the Fund has less than one full calendar year of performance, no performance information has been included.

Management

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Daniel J. Personette, Vice President of Northern Trust Investments, Inc., Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception on September 19, 2011.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.flexshares.com